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                                    EXHIBIT 1

                             JOINT FILING AGREEMENT

          We, the signatories of the statement on Schedule 13D to which this Agreement is attached, hereby agree that such statement is, and any amendments to be filed by any of us will be, filed on behalf of each of us.

                                   PRIMEDIA INC.


                                   By: /s/ Charles McCurdy
                                       -------------------------------
                                       Name:  Charles McCurdy
                                       Title:    President

                                   KKR 1996 FUND L.P.

                                   By: KKR Associates 1996, L.P.
                                         Its General Partner

                                   By:  KKR 1996 GP LLC
                                           Its General Partner

                                   By:  /s/ Perry Golkin
                                       -------------------------------
                                         Member

                                   KKR ASSOCIATES 1996

                                   By:  KKR 1996 GP LLC
                                           Its General Partner

                                   By:  /s/ Perry Golkin
                                       -------------------------------
                                         Member

                                   KKR 1996 GP LLC

                                   By:  /s/ Perry Golkin
                                       -------------------------------
                                         Member

                                   MA ASSOCIATES, L.P.
                                   By: KKR Associates, L.P.
                                        Its General Partner

                                   By:  /s/ Perry Golkin
                                       -------------------------------
                                              A General Partner


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                                   FP ASSOCIATES, L.P.
                                   By: KKR Associates, L.P.
                                        Its General Partner

                                   By:  /s/ Perry Golkin
                                       -------------------------------
                                          A General Partner

                                   MAGAZINE ASSOCIATES, L.P.
                                   By: KKR Associates, L.P.
                                        Its General Partner

                                   By:  /s/ Perry Golkin
                                       -------------------------------
                                          A General Partner

                                   PUBLISHING ASSOCIATES, L.P.
                                   By: KKR Associates, L.P.
                                        Its General Partner

                                   By:  /s/ Perry Golkin
                                       -------------------------------
                                          A General Partner

                                   CHANNEL ONE ASSOCIATES, L.P.
                                   By: KKR Associates, L.P.
                                        Its General Partner

                                   By:  /s/ Perry Golkin
                                       -------------------------------
                                          A General Partner

                                   KKR PARTNERS II, L.P.
                                   By: KKR Associates, L.P.
                                         Its General Partner

                                   By:  /s/ Perry Golkin
                                       -------------------------------
                                          A General Partner

                                   KKR ASSOCIATES, L.P.

                                   By:  /s/ Perry Golkin
                                       -------------------------------
                                          A General Partner

DATED:  November 8, 2000